Exhibit 10.22

                               FIFTH AMENDMENT TO

                              REDEMPTION AGREEMENT



     This Fifth Amendment to Redemption Agreement is entered into as of the 6th day of October, 1999, by and between Debora Bainbridge Phillips (the "Seller"), SPECTRUM NATURALS, INC. a California corporation (the "Corporation"), ORGANIC FOOD PRODUCTS, INC., a California corporation (the "Successor Corporation") and Jethren Phillips.

     WHEREAS, the Seller and the Corporation entered into that cerram Redemption Agreement (the "Redernption Agreement") dated November 1, 1996, as amended by the first Amendment to Redemption Agreement, the Second Amendment to Redemption Agreement, the Third Amendment to Redemption Agreement, and the Fourth Amendment to Redemption Agreement between the parties, and a related Promissory Note in the principal amount of $1,621,716; and

     WHEREAS, as of the date hereof, as contemplated by the Second Amendment to Redemption Agreement, the Corporation arid the Successor Corporation have closed the Agreement and Plan of Merger and Reorganization that provides, among other things, for the merger of the Corporation with and into the Successor Corporation (the "Merger") and have submitted an Agreement of Merger for filing with the California Secretary of State to effect such Merger and

     AND WHEREAS, the Seller and the Corporation and the Successor Corporation desire to amend the Redemption Agreement and the related Promissory Note and Guaranty Agreement, to provide for a revised payment schedule as set forth

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herein and to provide for subordination of the payments under the Promissory
Note to certain indebtedness of the Corporation and the Successor Corporation to Well Fargo Business Credit, Inc.

     NOW THEREFORE, the Redemption Agreement, the Promissory Note arid the Guaranty Agreement are amended as follows:

          1. The third sentence of Section 2 of the Redemption Agreement and the fourth sentence of the Promissory Note shall be amended to reflect the following principal payment schedule:

                    $121,716 on November 5, 1999;

                    monthly instailnients of $25,000 on the 5th day of each month commencing December 5, 1999 through May 5, 2000;

                    monthly installments of $37,500 on the 5th day of each month commencing June 5, 2000 through November 2000;

                    thereafter, monthly installments of $31,250 on the 5th day of each month commencing December 5, 2000 until all principal is paid in full.

          2. The Successor Corporation hereby expressly assumes all unpaid obligations of the Corporation under the Promissory Note and the Redemption Agreement effective upon the Merger.

          3. Concurrent with the execution of this Amendment, Seller has delivered to Wells Fargo Business Credit, Inc. a duly executed copy of the Subordination Agreement attached hereto as Exhibit A.

                                       2.

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          4. A copy of this Amendment shall be affixed to the original
R.edempticx Agreement, the Promissory Note and the Guaranty Agreement.

          5. The Guarantor under the Guaranty Agreement con+/-lrms that th Promissory Note, as amended by this amendment, remains subject to the Guaranty Agreement.



SELLER                                      CORPORATION

                                            SPECTRUM NATURALS, INC.


By:  /s/  Debora Bainbridge Phillips        By:  /s/  Jethren Phillips
   ---------------------------------           --------------------------------
          Debora Bainbridge Phillips                  Jethren Phillips
                                                      CEO, Chairman

By:  /s/  Jethren Phillips
- ------------------------------------        SUCCESSOR CORPORATION
          Jethren Phillips
                                            ORGANIC FOOD PRODUCTS, INC.


                                            By:  /s/  John Battendieri
                                               --------------------------------
                                                      John Battendieri

Acknowledged and agreed to:

WELLS FARGO BUSINESS CREDIT, INC.


By:  /s/  Angelo Samperisi
   ---------------------------------
          Angelo Samperisi

                                       3.